UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2004
---------------------------------
(Date of earliest event reported)

RF Micro Devices, Inc.
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(Exact name of registrant as specified in its charter)


North Carolina               0-22511                   56-1733461
-----------------        ------------------        -------------------
(State or other          (Commission File           (I.R.S. Employer
jurisdiction of              Number)                Identification No.)
 incorporation)


7628 Thorndike Road
Greensboro, North Carolina  27409-9421
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(Address of principal executive offices)
(Zip Code)


(336) 664-1233
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(Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure

         RF Micro Devices, Inc. announced today that it has called for redemption on August 15, 2004 all of its outstanding 3.75% Convertible Subordinated Notes due August 15, 2005 (the "Notes"). The aggregate principal amount outstanding of the Notes is $100,000,000. The Notes will be redeemed at a redemption price of 100.0% of the principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the redemption date.

Item 7.  Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.         Description of Exhibit
-----------         -----------------------------------
99.1                Press Release dated July 27, 2004

	SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RF Micro Devices, Inc.
                                       -------------------------------
                                        (Registrant)


                                        By: /s/ William A. Priddy, Jr.
                                            ----------------------------
                                                William A. Priddy, Jr.
                                                Chief Financial Officer,
                                                Corporate Vice President
                                                of Administration and Secretary

Date:  July 27, 2004